UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K
                         ______________________________

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 21, 2005



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                     1-13817                 11-2908692
       ---------------                  -------                 ----------
(State or other jurisdiction of       Commission            (I.R.S. Employer
incorporation or organization)        File Number          Identification No.)



         11615 NORTH HOUSTON ROSSLYN
                HOUSTON, TEXAS                                77086
          ---------------------------                         -----
    (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code:  (281) 931-8884


               ___________________________________________________
    (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  OTHER INFORMATION.

     On November 21, 2005 the Company issued a press release announcing it has entered into an agreement to acquire Hydraulic Well Control (HWC), a division of Oil States International, Inc. (NYSE: OIS). A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

ITEM 9.01. EXHIBITS.

     (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

          99.1     Press Release dated November 21, 2005


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BOOTS  &  COOTS  INTERNATIONAL  WELL
                                           CONTROL,  INC.



Date: November 22, 2005                    By: /S/ Kevin Johnson
                                             -------------------
                                               Kevin Johnson
                                               Principal Accounting Officer

                                INDEX TO EXHIBITS

Item            Exhibit
----            -------

99.1            Press  Release  dated  November  21,  2005.